POWER OF ATTORNEY


We, the undersigned trustees and officers of Aetna GET Fund, Aetna Income Shares, Aetna Variable Fund and Aetna Variable Encore Fund, hereby severally constitute and appoint Amy R. Doberman, Julie E. Rockmore and Daniel E. Burton, and each of them individually, our true and lawful attorneys, with full power to them and each of them to sign for us, and in our names and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940:

Registration Statements filed under the Securities Act of 1933:

Aetna GET Fund                                33-12723
Aetna Income Shares                           2-47232
Aetna Variable Fund                           2-51739
Aetna Variable Encore Fund                    2-53038

Registration Statements filed under the Investment Company Act of 1940:

Aetna GET Fund                                811-5062
Aetna Income Shares                           811-2361
Aetna Variable Fund                           811-2514
Aetna Variable Encore Fund                    811-2565

hereby ratifying and confirming on this 10th day of December, 1997, our signatures as they may be signed by our said attorneys to any and all amendments to such Registration Statements.



         Signature/Title                        Signature/Title
         ---------------                        ---------------



        /s/ J. Scott Fox                     /s/ Stephanie A. Taylor
-------------------------------     --------------------------------------------
          J. Scott Fox                          Stephanie A. Taylor
      President and Trustee            Treasurer and Chief Financial Officer
  (Principal Executive Officer)     (Principal Financial and Accounting Officer)



      /s/ Maria T. Fighetti                     /s/ Shaun P. Mathews
-------------------------------     --------------------------------------------
   Maria T. Fighetti, Trustee                Shaun P. Mathews, Trustee



       /s/ David L. Grove                      /s/ Corine T. Norgaard
-------------------------------     --------------------------------------------
     David L. Grove, Trustee                Corine T. Norgaard, Trustee



         /s/ John Y. Kim                       /s/ Richard G. Scheide
-------------------------------     --------------------------------------------
      John Y. Kim, Trustee                  Richard G. Scheide, Trustee



         /s/ Sidney Koch
-------------------------------
      Sidney Koch, Trustee